
OMEGA PROTEIN®
100
YEARS of
HEALTHY, SUSTAINABLE
INGREDIENTS

Key Business Drivers & Financial Model Considerations

April 2013

Omega Protein Profit Drivers

- Omega Protein is providing this information to investors, analysts and other stakeholders to facilitate a deeper understanding of the Company's business.
- As part of Omega Protein's continuing efforts to increase transparency, the Company began segmenting its financial results into separate animal nutrition and human nutrition segments in the fourth quarter of 2012.
- To build further upon the segment disclosures, the following slides outline many of the drivers that impact Omega Protein's business, and summarize five years of select historical data.



Animal Segment Gross Profit
$37.1M
17.3% of revenues
Human Segment Gross Profit
$5.0M
22.8% of revenues
Omega Protein Consolidated Gross Profit
$42.1M
17.8% of revenues
2012 Results Displayed

Animal Nutrition Gross Profit Drivers


REVENUE PER TON
$1,045
KEY DRIVERS
Market Prices
Forward Contracting
Product Mix
SALES VOLUME
202,177 tons
KEY DRIVERS
Production
Catch
Yield
Inventory Carryover
COST PER TON
$859
KEY DRIVERS
Catch
Yield
Production Costs
Product Mix
REVENUE
$213.7M1
COST OF SALES
$176.6M1
Animal Segment Gross Profit
$37.1M
17.3% of revenues
Legend
Key Input
2012 Results

[1] Also includes miscellaneous adjustments related to Omega Shipyard.

Human Nutrition Gross Profit Drivers

REVENUE

$22.0M

KEY DRIVERS

- Omega-3 Sales
- Whey Protein Sales
- Other Nutraceutical Sales
- Tolling Revenues

GROSS MARGIN %

22.8%

KEY DRIVERS

- Production Costs
- Capacity Utilization
- Market Prices
- Product Mix

Human Segment Gross Profit

$5.0M
22.8% of revenues

Legend

Key Input → 2012 Results

Key Historical Data

		2008	2009	2010	2011	2012	2013
Animal Nutrition Segment							
	Financial Drivers						
(A)	Fish Catch (short tons)	458,079	469,067	473,657	602,062	578,392	
(B)=(C)/(A)	Implied Total Yield	39.0%	38.4%	37.0%	34.5%	33.6%	
(C)	Total Production (tons)	178,666	180,109	175,468	207,763	194,197	
(D)	Volume Sold	187,293	204,488	161,781	223,969	202,177	
(E)	Revenue Per Ton	$ 978	$ 845	$ 1,063	$ 1,052	$ 1,045	
(F)	Cost per Ton	$ (751)	$ (807)	$ (764)	$ (832)	$ (859)	
	Financial Results (*$ in millions*)						
(G)=(D)*(E)[1]	Revenue	$ 183.2	$ 172.7	$ 172.0	$ 236.5	$ 213.7	
(H)=(D)*(F)[1]	Cost of Sales	$ (140.7)	$ (165.0)	$ (123.6)	$ (187.1)	$ (176.6)	
(I)=(G)-(H)	Gross Profit	$ 42.5	$ 7.7	$ 48.4	$ 49.4	$ 37.1	
(J)=(I)/(G)	Gross Margin (Gross Profit as a Percent of Revenues)	23.2%	4.4%	28.1%	20.9%	17.3%	
Human Nutrition Segment							
	Financial Drivers (*$ in millions*)						
(K)	Revenues	$ 0.8	$ 1.1	$ 1.8	$ 15.3	$ 22.0	
(L)	Gross Margin	N.M.	N.M.	46.2%	34.6%	22.8%	
	Acquisitions			Cyvex (December, 2010)	Chicago-area Production Facility (September, 2011)		Wisconsin Specialty Protein (February, 2013)
	Financial Results (*$ in millions*)						
(K)	Revenue	$ 0.8	$ 1.1	$ 1.8	$ 15.3	$ 22.0	
(M)=(K)-(N)	Cost of Sales	$ (0.3)	$ (0.6)	$ (1.0)	$ (10.0)	$ (17.0)	
(N)=(K)*(L)	Gross Profit	$ 0.5	$ 0.5	$ 0.8	$ 5.3	$ 5.0	
(L)=(	Gross Margin	N.M.	N.M.	46.2%	34.6%	22.8%	
Consolidated Financial Results (*$ in millions*)							
(O)=(G)+(K)	Revenue	$ 184.0	$ 173.8	$ 173.8	$ 251.8	$ 235.7	
(P)=(H)+(M)	Cost of Sales	$ (141.0)	$ (165.6)	$ (124.6)	$ (197.1)	$ (193.6)	
(Q)=(O)-(P)	Gross Profit	$ 43.0	$ 8.2	$ 49.2	$ 54.7	$ 42.1	
(R)=(Q)/(O)	Gross Margin	23.4%	4.7%	28.3%	21.7%	17.8%	

[1] Also includes miscellaneous adjustments related to Omega Shipyard.

Forward Looking Statements

Omega Protein is providing these key business drivers and financial model considerations as potential aids to understanding the Company's financial statements and business. The Company makes no representations that this presentation is accurate, complete, correct or relevant. It is possible that other key business drivers and financial model considerations may be more accurate, complete, correct or relevant. The Company may choose to consider and utilize revised or additional business drivers or financial models and disclaims any obligation to update this presentation if it does so. In addition, the statements contained in this presentation that are not historical facts are forward-looking statements that involve a number of risks and uncertainties. Forward-looking information may be based on projections, predictions and estimates. Some statements in this presentation may be forward-looking and use words like "may," "may not," "believes," "do not believe," "expects," "do not expect," "anticipates," "do not anticipate," "see," "do not see," or other similar expressions. The actual results of future events described in any of these forward-looking statements could differ materially from those stated in the forward-looking statements. Some of the information presented may be derived from third-party sources. While we believe this information to be reliable, we have made no independent investigation of these third-party sources or attempted to verify the veracity of the third-party data in any way.